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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                             THE MUNDER FUNDS TRUST
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)      Title of each class of securities to which transaction applies:

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       (2)      Aggregate number of securities to which transaction applies:

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       (3)      Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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       (4)      Proposed maximum aggregate value of transaction:

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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                               WE NEED YOUR HELP!
                  Your fellow shareholders are counting on you.
                      Please take a minute and VOTE TODAY!

The Special Meeting of Shareholders has been adjourned to Wednesday, May 28, 2003 at 2pm at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI.

We have made several attempts to contact you through the mail or by phone regarding your shares held in The Munder Funds. Your position is critical to the outcome of this Special Meeting. This Meeting had to adjourn because an insufficient number of shareholders have voted. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals.

EVERY VOTE COUNTS!

You may think your vote is not important, but no matter how small it is critical to enable the Funds to hold the meeting as scheduled, so please vote immediately. Additional mail and phone solicitations are costly and time-consuming. We urge you to vote your proxy today to help minimize any additional solicitation expenses and prevent another adjournment!

After careful review, the Board of Directors/Trustees has unanimously recommended a vote "FOR" all of the proposals detailed in your proxy statement. If you have any questions regarding the execution of your proxy please contact one of our proxy specialists toll-free at 1-877-456-6399.

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    For your convenience, please use one of these easy methods to register your vote:

    1.       By Phone.
    Simply call 1-800-454-8683 and enter the 12-digit control located on your enclosed proxy card.

    2.       By Internet.
    Visit www.proxyvote.com and enter the 12-digit control number located on your enclosed proxy card.

    3.       By Mail.
    Return your signed proxy today in the enclosed postage paid envelope.
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[MUNDER FUNDS LOGO]                                  THANK YOU FOR VOTING TODAY!
                                                                             ADP